SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2021

SPYR, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	33-20111	75-2636283
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)

6700 Woodlands Parkway

Ste. 230, #331

The Woodlands, TX 77382

(Address of Principal Executive Offices and Zip Code)

(303) 991-8000

(Issuer's telephone number)

8547 E. Arapahoe Rd. #J527

Greenwood Village Colorado 80112

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
None	N/A	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 31, 2021, the Registrant terminated the employments of James R. Thompson, Chief Executive Officer, President, and General Counsel, and Jennifer D. Duettra, Executive Vice-President, Assistant General Counsel, and Secretary. The terminations were made without cause and in the best interests of the Registrant in order to reduce accrual of salaries.

Effective December 31, 2021, the Registrant appointed Tim Matula, age 61, as its Chief Executive Officer, Secretary, and Treasurer. There was no arrangement or understanding between Mr. Matula and any other person(s) pursuant to which Mr. Matula was selected as an officer. Since the beginning of the Registrant’s last fiscal year and to date, Mr. Matula has not been involved with any related party transaction exceeding $120,000, in which Mr. Matula had or will have a direct or indirect material interest.

Tim Matula joined Shearson Lehman Brothers as a financial consultant in 1992. From 1994 to 1997, Mr. Matula joined Prudential Securities, attaining the position of Associate Vice President, Investments, Quantum Portfolio Manager. Mr. Matula became a director of the Registrant in 1996. From 2000 to 2003 Mr. Matula was treasurer and director of the Topaz Group, an international vertically integrated jewelry manufacturer located in Bangkok, Thailand. From 2004 to 2011, Mr. Matula was a director of PharmaCyte Biotech, Inc. From 2008 to 2012, Mr. Matula was Director of Corporate Communications for Velatel Global Communications, Inc. From 2011 to 2013, Mr. Matula was a director of Plandai Biotechnology, Inc. From 2016 through 2018, Mr. Matula served as independent director and member of the audit committee of Appliance Recycling Centers of America, Inc. [NASDAQ formerly ARCI; now JAN]. Mr. Matula holds a Bachelor of Science in Business from California State University, Fresno, and a 2004 Certificate in Corporate Compliance from Tulane University Law School.

Section 8 - Other Events

Item 8.01 Other Events.

The Registrant’s new address is 6700 Woodlands Parkway, Ste. 230, #331, The Woodlands, TX 77382. The Registrant’s telephone number has not changed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPYR, INC. (Registrant)

Dated: January 4, 2022

By:	/s/ Tim Matula
Chief Executive Officer

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